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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (File No. 333-      ) of our report dated February 11,
1999 relating to the financial statements, which appears in the WellPoint Health Networks Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                       /s/ PricewaterhouseCoopers LLP

                                       PricewaterhouseCoopers LLP


Los Angeles, California
June 25, 1999